Exhibit 10.39

633 Seventeenth Street

Suite 1550

Denver, Colorado 80202-3622

June 10, 2005

Kenneth L. Ancell

Tipperary Corporation

952 Echo Lane, Suite 375

Houston, TX 77024

Dear Ken:

To encourage key employees to remain employed with the Company while Slough sells its interest, the Board of Directors proposes to amend your employment agreement.  The amendment provides that on September 30, 2005 you will receive a bonus equal to 35% of your annual base compensation, if you remain an employee of the Company through that date.  This special bonus is in addition to the severance payments and extended health coverage provided in the Change in Control Severance Agreement you signed a few weeks ago.

The special bonus will also be paid in the event you are dismissed without cause prior to September 30, 2005 following a change of control.

I appreciate your efforts during this transition period and hope that this amendment will give you additional incentive to remain with the Company.  Please indicate your acceptance of this amendment by signing and dating on the lines provided below and returning a copy of this signed letter to the Company.

On behalf of the Board of Directors,
Very truly yours,

/s/ David L. Bradshaw
David L. Bradshaw

/s/ Kenneth L. Ancell	June 13, 2005
Kenneth L. Ancell	Date

Tipperary Oil & Gas Corporation
Phone (303) 293-9379	Fax (303) 292-3428

June 10, 2005

David L. Bradshaw

8998 W. Brandt Dr.

Littleton, CO 80123-2230

Dear David:

To encourage key employees to remain employed with the Company while Slough sells its interest, the Board of Directors proposes to amend your employment agreement.  The amendment provides that on September 30, 2005 you will receive a bonus equal to 35% of your annual base compensation, if you remain an employee of the Company through that date.  This special bonus is in addition to the severance payments and extended health coverage provided in the Change in Control Severance Agreement you signed a few weeks ago.

The special bonus will also be paid in the event you are dismissed without cause prior to September 30, 2005 following a change of control.

The Board appreciates your efforts during this transition period and hope that this amendment will give you additional incentive to remain with the Company.  Please indicate your acceptance of this amendment by signing and dating on the lines provided below and returning a copy of this signed letter to the Company.

On behalf of the Board of Directors,
Very truly yours,

/s/ Joseph B. Feiten
Joseph B. Feiten
Chief Financial Officer

/s/ David L. Bradshaw	June 13, 2005
David L. Bradshaw	Date

Tipperary Oil & Gas Corporation
Phone (303) 293-9379	Fax (303) 292-3428

June 10, 2005

Jeff T. Obourn

5585 Cherryville Way

Greenwood Village, CO 80121-1514

Dear Jeff:

To encourage key employees to remain employed with the Company while Slough sells its interest, the Board of Directors proposes to amend your employment agreement.  The amendment provides that on September 30, 2005 you will receive a bonus equal to 35% of your annual base compensation, if you remain an employee of the Company through that date.  This special bonus is in addition to the severance payments and extended health coverage provided in the Change in Control Severance Agreement you signed a few weeks ago.

The special bonus will also be paid in the event you are dismissed without cause prior to September 30, 2005 following a change of control.

I appreciate your efforts during this transition period and hope that this amendment will give you additional incentive to remain with the Company.  Please indicate your acceptance of this amendment by signing and dating on the lines provided below and returning a copy of this signed letter to the Company.

On behalf of the Board of Directors,
Very truly yours,

/s/ David L. Bradshaw
David L. Bradshaw

/s/ Jeff T. Obourn	June 10, 2005
Jeff T. Obourn	Date

Tipperary Oil & Gas Corporation
Phone (303) 293-9379	Fax (303) 292-3428

June 10, 2005

Joseph B. Feiten

3553 W. 101st Place.

Westminster, CO 80031

Dear Joe:

To encourage key employees to remain employed with the Company while Slough sells its interest, the Board of Directors proposes to amend your Change in Control Severance Agreement.  The amendment provides that on September 30, 2005 you will receive a bonus equal to 35% of your annual base compensation, if you remain an employee of the Company through that date.  This special bonus is in addition to the severance payments and extended health coverage provided in the Change in Control Severance Agreement you signed a few weeks ago.

The special bonus will also be paid in the event you are dismissed without cause prior to September 30, 2005 following a change of control.

I appreciate your efforts during this transition period and hope that this amendment will give you additional incentive to remain with the Company.  Please indicate your acceptance of this amendment by signing and dating on the lines provided below and returning a copy of this signed letter to the Company.

On behalf of the Board of Directors,
Very truly yours,

/s/ David L. Bradshaw
David L. Bradshaw

/s/ Joseph B. Feiten	June 13, 2005
Joseph B. Feiten	Date

Tipperary Oil & Gas Corporation
Phone (303) 293-9379	Fax (303) 292-3428